July 19, 2007

DREYFUS MUNICIPAL FUNDS, INC.:
Dreyfus Premier Select Municipal Bond Fund

Supplement to the Prospectus
Dated January 1, 2007
As Revised, March 21, 2007

The following information supersedes and replaces the fourth paragraph contained in the Prospectus under the heading “The Fund --Goal/Approach”:

Although the fund seeks to provide income exempt from federal income tax and currently invests in municipal obligations the interest from which is not subject to the federal alternative minimum tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax for the tax year ending December 31, 2007. In addition, the fund may invest temporarily in high-quality, taxable bonds.

The fund intends to change its name, effective on or about January 1, 2008, to Dreyfus Premier AMT Tax-Free Bond Fund.